Exhibit 10.1

Form B
For employees with
Change-In-Control
Agreements but not
Employment Agreements

Notice of Grant and Agreement and Consent under the 1998 IMS Health Incorporated Employees Stock Incentive Plan	IMS Health Incorporated
ID: 06-1506026 901 Main Avenue Norwalk, CT 06851

SAR Number:
Plan:	IH98
ID:

THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING SECURITIES
THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933

IMS Health Incorporated (“IMS HEALTH” or the “Company”) hereby grants to you a stock appreciation right (“Stock Appreciation Rights” or “SARs”) on              Shares of the Company’s common stock at the exercise price per Share of $            .  This grant is effective as of                  (the “Grant Date”).

Your SARs are granted under the 1998 IMS Health Incorporated Employees’ Stock Incentive Plan (the “Plan”).  The Plan is discretionary in nature and IMS Health may amend, cancel or terminate the Plan at any time.  The grant of IMS HEALTH Stock Appreciation Rights is a one-time benefit solely offered to employees and does not create any contractual or other right for you to receive a grant of IMS HEALTH stock appreciation rights or benefits in lieu of IMS HEALTH stock appreciation rights in the future.  Future grants, if any, will be at the sole discretion of IMS HEALTH, including, but not limited to, the timing of any grant, the number of IMS Health Stock Appreciation Rights, vesting provisions and the exercise price.

Each SAR entitles you, upon exercise, to an amount (the “Stock Appreciation”) equal to (i) the excess of (A) the Fair Market Value on the exercise date of one Share over (B) the exercise price per Share, times (ii) the number of Shares as to which you are exercising the SAR.  The future value of the underlying IMS HEALTH Shares is unknown and cannot be predicted with certainty.  If the underlying IMS HEALTH Shares do not increase in value, you will realize no value from your SARs.

Your SARs are subject to and governed by the terms of the Plan. The provisions of the Plan are incorporated into this Notice of Grant and Agreement and Consent (“Agreement”) by reference.  All capitalized terms used in this Agreement but not defined shall have the meanings set forth in the Plan.  In the event the Plan and this Agreement are not consistent, the terms of the Agreement shall govern, including without limitation that the provisions related to Termination of Employment as set out below shall prevail over any inconsistent terms contained in the Plan.  The SARs are intended to be Non-409A Awards.

Your participation in the Plan and your execution of this Agreement is voluntary.  The value of IMS HEALTH stock appreciation rights generally and your SARs specifically are an extraordinary item of compensation outside the scope of any employment contract you may have.  As such, neither IMS Health stock appreciation rights generally nor your SARs specifically are part of normal or expected compensation for purposes of calculating any termination, severance, resignation, redundancy, end of service payments, bonuses, long service awards, pension or retirement benefits, or similar payments.

Your SARs and the terms thereof are subject to adjustment as provided under Section 10(a) of the Plan.

Stated Expiration Date, Vesting and Termination of Employment

Your SARs will expire on the seventh anniversary of the Grant Date (the “Stated Expiration Date”), subject to earlier forfeiture or expiration as specified in clause (a), (b), (c) or (d) below.

Your SARs will vest in four equal annual installments on each of the first four anniversaries of the Grant Date if your employment with the Company or a Subsidiary continues through the applicable vesting date, subject to earlier vesting in the following cases:

(a)           Notwithstanding anything to the contrary in this Agreement, upon occurrence of a “Change in Control” (as such term is defined in your Change in Control Agreement), any unvested portion of your SARs not previously forfeited or expired will become immediately exercisable. Upon your termination of employment by the Company without Cause or by you for Good Reason, as the terms “Cause” and “Good Reason” are defined in your Change in Control Agreement, if such termination occurs simultaneously with or within 24 months following a Change in Control, the SARs shall be exercisable thereafter until the Stated Expiration Date of the SARs.

(b)           If you have a Termination of Employment (as defined below) due to death or Disability (as defined in the Plan), the unexercised portion of the SARs shall immediately vest in full (i.e., become non-forfeitable) and (ii) your outstanding SARs may thereafter be exercised only during the shorter of (1) the remaining period until the Stated Expiration Date or (2) five years after the date of Termination due to death or Disability.

(c)           If you have a Termination of Employment by reason of Retirement, the unexercised portion of the SARs may be exercised only during the shorter of (1) the remaining period until the Stated Expiration Date or (2) five years after the date of Retirement (the “Post-Retirement Exercise Period”), provided that your SARs shall be exercisable during such Post-Retirement Exercise Period only to the extent the SARs were exercisable at the time of such Retirement.  The foregoing notwithstanding, (i) the Committee may, in its sole discretion, accelerate the vesting of the unvested portion of the SARs upon your Retirement, in which case those previously unvested SARs shall not be forfeited as provided herein but thereafter shall become exercisable to the extent and at such times as such SARs would have become both vested and exercisable during the Post-Retirement Exercise Period had your employment not Terminated, unless the Committee specifies otherwise; and (ii), in the event of your death within a period of five years after such Retirement, your unexercised SARs (to the extent not previously forfeited) may thereafter be exercised during the shorter of the remaining Post-Retirement Exercise Period or one year after the date of your death.

(d)           If you have a Termination of Employment for any reason other than death, Disability or Retirement, the unexercised portion of the SARs may be exercised only during the period ending 90 days after the date of such Termination of Employment, but only to the extent such SARs were vested and exercisable at the time of such Termination of Employment, and in no event may such SARs be exercised after the Stated Expiration Date.  The foregoing notwithstanding, the Committee retains discretion to accelerate the vesting of unvested SARs or specify post-termination exercise periods longer than 90 days, but not extending past the Stated Expiration Date.

For purposes of this Agreement, a “Termination of Employment” means your termination of employment such that you are no longer in service to the Company or any of its Subsidiaries,

including such a termination for any reason, and whether occasioned by you, by the Company or a Subsidiary with or without cause or by mutual agreement.  Any portion of the SARs not vested at or before Termination of Employment (or subject to non-forfeiture in the case of Retirement pursuant to clause (c) above) will be forfeited.

Exercise of SARs

You may exercise your SARs at such time as they have become vested only in accordance with the Plan and any procedures that the Committee may approve from time to time.

The date on which a notice of exercise is received by the Company shall be the exercise date.  Payment shall be made to you upon exercise by delivery of a number of Shares equal to the Stock Appreciation divided by the Fair Market Value of one Share at the exercise date (subject to any applicable tax withholding, as specified below).  SARs may be exercised from time to time upon actual receipt by the Company of written notice of exercise stating the number of vested SARs being exercised.  Notwithstanding the foregoing, the Company may in its sole discretion establish alternative means to exercise SARs, including electronic forms using electronic signatures and interactive voice response systems using PIN numbers, in a manner directed by the Company, and your SARs shall be deemed to be exercised upon fulfillment of such alternative means.  You may only exercise the SAR as to a given underlying Share one time.   Unless otherwise determined by the Company, no fractional Shares will be issued in payment upon exercise of SARs and the number of Shares to be delivered will be rounded downward to the nearest whole Share.  Upon exercise, you shall be paid, in cash, an amount equal to the value of any fractional Share that would have otherwise been payable at the time of exercise (after giving effect to any Share withholding for mandatory taxes), unless the Company arranges to deliver Shares to an account to which fractional Shares may be credited without requiring the Company to in fact issue a fractional Share.

If the SARs remain outstanding but unexercised at the Stated Expiration Date or any earlier applicable date on which the SARs would terminate, and if the Stock Appreciation at that date would be a positive amount, the SARs, to the extent then exercisable, shall be automatically exercised.

Other Provisions Relating to Termination or Employment

Notwithstanding anything to the contrary, to the extent that your Change in Control Agreement provides any termination provisions that are more favorable to you (including without limitation provisions relating to vesting and post-termination exercise of options or SARs) than the Plan or this Agreement, such provisions of your Change in Control Agreement shall prevail and control, including in the event of your termination by the Company without Cause or by you for Good Reason or your termination due to death, disability or Retirement.  Conversely, to the extent that the Plan or this Agreement provides any termination provisions that are more favorable to you (including without limitation provisions relating to vesting and post-termination exercise of options or SARs) than your Change in Control Agreement, such provisions of the Plan or this Agreement shall prevail and control, including in the event of your termination by the Company without Cause or by you for Good Reason or your termination due to death, disability or Retirement.

You acknowledge and agree that you will have no claim or entitlement (1) to compensation or damages in consequence of the Termination of Employment with IMS Health or any of its Subsidiaries for any reason whatsoever and whether or not in breach of contract, insofar as such claim or entitlement arises or may arise from your ceasing to have any rights under the Plan or this Agreement, (2) to exercise your SARs as a result of such Termination of Employment except as expressly provided in this Agreement, or (3) from the loss or diminution in value of your SARs; and, upon the grant of your SARs and in partial consideration for your participation in the Plan and this Agreement, you shall be deemed irrevocably to have waived any such claim or entitlement.

Your sales of Shares acquired upon exercise of your SARs will be subject to applicable restrictions under the Company’s policies regulating insider trading by employees.

Nontransferability of Your SARs

Except as may be provided otherwise under the Plan, you cannot transfer, give, assign, sell, encumber, or in any way transfer or alienate your SARs to anyone except after your death by your will or by applicable inheritance laws, and during your lifetime your SARs shall be exercisable only by you or your legal representative.

Tax Withholding

It shall be a condition to the obligation of the Company to issue and deliver Shares upon exercise of the SARs that you (or any Beneficiary) pay to the Company (or a subsidiary or affiliate), upon its demand, such amount as may be requested by the Company for the purpose of satisfying the minimum statutory withholding liabilities for federal, state, or local income and other taxes.  Unless otherwise determined by the Committee, the Company shall withhold from the Shares to be delivered upon exercise of the SARs that number of Shares having a fair market value equal to the amount of such withholding tax liability (or as nearly equal as possible without exceeding the amount of such tax liability).  For this purpose, the fair market value of the withheld Shares shall be the average high/low sales prices in composite trading of New York Stock Exchange-listed securities on the day on which the Shares are withheld.

Forfeiture of Unexercised Portion of Your SARs and Certain Gain

The greatest assets of IMS HEALTH and its affiliates (each, an “IMS HEALTH Company”) are its employees, technology and customers.  In recognition of the increased risk of unfairly losing any of these assets to its competitors, IMS HEALTH has adopted the following policy:

If you directly or indirectly engage in any of the “Detrimental Activities” defined below:

(a)           any unexercised portion of your SARs shall automatically expire (regardless of vesting) on the later of the date of your Termination of Employment or the date IMS HEALTH becomes aware of your Detrimental Activity; and

(b)           you shall forfeit to the Company the Shares acquired upon any exercise of your SARs by you during the one year prior to, or at any time after, the date of the earliest actual occurrence of your Detrimental Activity (the “Forfeiture Period”).  Such Shares shall be forfeited by you and payable to the Company at the later of (i) the date of your Termination of Employment or (ii) the date of your Detrimental Activity.  If you have disposed of the Shares during the Forfeiture Period, your obligation to repay Shares upon such forfeiture will continue (payment of cash or other property is not permitted), so that you will be required to acquire replacement Shares and deliver them to the Company in settlement of your forfeiture obligation without regard to any subsequent market price increase or decrease from the date of exercise.  If you fail to promptly deliver forfeited Shares and if, apart from this Agreement, the Company is obligated to pay any cash amount to you, the Company, as a setoff, may use such cash to purchase Shares in the open market on your behalf, which Shares will be retained by the Company in settlement of your forfeiture obligation hereunder.

Detrimental Activities are defined as:

•      using or disclosing any information that has been treated by an IMS HEALTH Company as confidential or proprietary and is of competitive advantage to such IMS HEALTH Company, unless you are using or disclosing it in the course of your job with such IMS HEALTH Company;

•      during the period beginning the Grant Date and ending twelve months after you leave your employment with any IMS HEALTH Company (the “Prohibited Period”), soliciting, inducing, enticing or procuring for anyone other than an IMS HEALTH Company the trade or business of any entity that was a customer (including “near-permanent” customers), prospective customer or data supplier of an IMS HEALTH Company, in order to sell to such customer or prospective customer, or obtain from such data supplier, the same, similar or related services IMS HEALTH offers to its customers, or such data supplier provided to IMS HEALTH, during the period that you worked for any IMS HEALTH Company;

•      during the Prohibited Period, soliciting, inducing, enticing or procuring any employee of any IMS HEALTH Company to leave his or her employment; or employing or otherwise using the services of any person who is or was an IMS HEALTH Company employee during the last twelve months that you worked for an IMS HEALTH Company; or

•      during the Prohibited Period, directly or indirectly (including without limitation as an officer, director, employee, advisor, agent, consultant or investor, other than by the ownership of a passive investment interest of not more than 1% in a company with publicly traded equity securities), (i) seeking or accepting any employment or other work with or providing assistance to any person or entity that offers Competitive Services (as defined below) to any person or entity that was a customer or potential customer of any IMS HEALTH Company at any time during the last two years of your employment with any IMS HEALTH Company, or (ii) otherwise providing Competitive Services.

For purposes hereof, “Competitive Services” means engaging in the following activities anywhere in the world in relation to the pharmaceutical and healthcare industries (it being understood that the global market in which any of the businesses of IMS is conducted and to which their goodwill extends is not limited to any particular region in the world and that given the informational nature of such businesses, they may be engaged effectively from any location in the world):

•      providing information services for the management of sales forces engaged in the sale of prescription or over-the-counter drugs, medical devices, or medical or surgical products;

•      providing information services for the measurement of sales force performance or product performance for prescription or over-the-counter drugs, medical devices, or medical or surgical products;

•      creating or providing physician profiles for purposes of assisting others in the targeting of promotion or sales activities in relation to prescription or over-the-counter drugs, medical devices, or medical or surgical products;

•      creating or providing micromarketing programs based on prescribing behavior or attitudes of physicians or other prescribers in relation to prescription or over-the-counter drugs, medical devices, or medical or surgical products;

•      creating or providing market research reports or audits relating to the use, sale, marketing/promotion, distribution or warehousing of any prescription or over-the-counter drugs, medical devices, or medical or surgical products;

•      using or developing technology, methodologies or processes which have functionality or produce results similar to the technology, methodologies or processes employed or offered by IMS HEALTH to process pharmaceutical or healthcare information, including but not limited to internal processing technology, decision support tools, data warehousing applications and data mining applications;

•      creating or providing reference files, classification schemes, master files or other methods of categorizing, classifying, organizing or identifying products, procedures, medical facilities, pharmacies, warehouses, distributors, prescribers, pharmacists or other entities, activities or persons associated with the use, sale, marketing/promotion, distribution or warehousing of any prescription or over-the-counter drugs, medical devices, or medical or surgical products; or

•      providing market research consulting, sales management consulting, information technology consulting or market event management consulting, or any other consulting services in connection with any of the foregoing activities or otherwise relating to the use, sale, marketing/promotion, distribution or warehousing of any prescription or over-the-counter drugs, medical devices, or medical or surgical products.

By accepting your SARs, you consent to a deduction from any amounts the Company or your employer owes you from time to time equal to the forfeiture amount, to the extent such deduction is permitted by applicable law.  Any such deduction from an amount that constitutes a deferral of compensation under Code Section 409A may only take place at the time the amount would otherwise be payable to you.

Governing Law

THE PLAN AND THIS AGREEMENT SHALL BE GOVERENED BY THE LAWS OF THE STATE OF NEW YORK AND ANY APPLICABLE FEDERAL LAWS.  INTERPRETATION OF THE PLAN AND THIS AGREEMENT SHALL BE GOVERENED BY THE LAWS OF THE STATE OF NEW YORK AND ANY APPLICABLE FEDERAL LAWS.

ANY LEGAL PROCEEDING ARISING OUT OF THIS PLAN OR THIS AGREEMENT SHALL BE BROUGHT EXCLUSIVELY IN THE FEDERAL OR STATE COURTS LOCATED IN THE STATE OF NEW YORK.  YOU AGREE TO SUBMIT TO PERSONAL JURISDICTION AND TO VENUE IN THOSE COURTS.  YOU FURTHER AGREE TO WAIVE ALL LEGAL CHALLENGES AND DEFENSES TO THE APPROPRIATENESS OF NEW YORK AS THE SITE OF ANY SUCH LEGAL PROCEEDING AND TO THE APPLICATION OF THE LAWS OF THE STATE OF NEW YORK AND ANY APPLICABLE FEDERAL LAWS.

Intended Accounting Treatment; Reform of Contract

The Company intends that your SARs shall qualify for fixed accounting under FAS 123R, with the compensation measurement date for accounting purposes to occur at the Grant Date, unless the Committee specifically determines otherwise.  Therefore, other provisions of this Agreement notwithstanding, in order to preserve this fundamental objective of your SARs, if any provision of this Agreement or otherwise applicable to your SARs would result in “variable” accounting or a measurement date other than the Grant Date, if the Committee was not specifically aware of such accounting consequence at the time such provision became effective, such provision shall be modified and reformed to the extent necessary to preserve the accounting treatment of your SARs intended by the Committee.

Acknowledgements and Acceptance

You voluntarily acknowledge and consent to the collection, use, processing and transfer of personal data as described in this paragraph.  You are not obliged to consent to such collection, use, processing and transfer of personal data.  However, failure to provide the consent may affect your ability to participate in the Plan.  IMS HEALTH, its Subsidiaries and your employer hold certain personal information about you, including your name, home address and telephone number, date of birth, social insurance number or other employee identification number, salary, nationality, job title, any Shares of stock or directorships held in IMS HEALTH, details of your SARs, all IMS Health stock options or any other rights or entitlements to Shares of stock in your favor, for the purpose of managing and administering the Plan (“Data”).  IMS HEALTH and/or its Subsidiaries will transfer Data amongst themselves as necessary for the purpose of implementation, administration and management of your participation in the Plan, and IMS HEALTH and/or any of its Subsidiaries may each further transfer Data to any third parties assisting IMS HEALTH in the implementation, administration and management of the Plan.  These recipients may be located in the European Economic Area, or elsewhere throughout the world, such as the United States.  You authorize them to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data as may be required for the administration of the Plan and/or the subsequent holding of Shares on your behalf to a broker or other third party with whom you may elect to deposit any Shares acquired pursuant to the Plan.  You may, at any time, review Data, require any necessary amendments to it or withdraw the consents herein in writing by contacting IMS HEALTH; however, withdrawing your consent may affect your ability to participate in the Plan.  You acknowledge and agree that your consent shall apply to any and all awards of stock appreciation rights made to you under the Plan or this Agreement, whether now or in the future.

You do not need to do anything if you want to accept your SAR(s) on the terms set out in this

Agreement.  It would however help us if you would sign this Agreement in the space indicated below and return a copy to us by mail to:

Equity Programs

IMS Health

960A Harvest Drive

Blue Bell, Pennsylvania 19422

U.S.A.

If you do not want to accept your SAR(s) on the terms set out in this Agreement, the Plan and all related documents, please notify us of your rejection of the SAR(s) by writing to the Company at the above address, no later than July 15, 2008  Your SAR(s) will then be cancelled.  If you do not write to us telling us that you do not want your SAR(s) by July 15, 2008, you will be deemed to have accepted your SAR(s) and to agree to the terms set out in this Agreement.

Copies of the Plan and such related documents are being provided to you as part of this Agreement.

IMS HEALTH INCORPORATED

David R. Carlucci

Chairman and Chief Executive Officer

Form C
For general use

Notice of Grant and Agreement and Consent under the 1998 IMS Health Incorporated Employees Stock Incentive Plan	IMS Health Incorporated
ID: 06-1506026 901 Main Avenue Norwalk, CT 06851

SAR Number:
Plan:	IH98
ID:

THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING SECURITIES
THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933

IMS Health Incorporated (“IMS HEALTH” or the “Company”) hereby grants to you a stock appreciation right (“Stock Appreciation Rights” or “SARs”) on                      Shares of the Company’s common stock at the exercise price per Share of $                  .  This grant is effective as of                    (the “Grant Date”).

Your SARs are granted under the 1998 IMS Health Incorporated Employees’ Stock Incentive Plan (the “Plan”).  The Plan is discretionary in nature and IMS Health may amend, cancel or terminate the Plan at any time.  The grant of IMS HEALTH Stock Appreciation Rights is a one-time benefit solely offered to employees and does not create any contractual or other right for you to receive a grant of IMS HEALTH stock appreciation rights or benefits in lieu of IMS HEALTH stock appreciation rights in the future.  Future grants, if any, will be at the sole discretion of IMS HEALTH, including, but not limited to, the timing of any grant, the number of IMS Health Stock Appreciation Rights, vesting provisions and the exercise price.

Each SAR entitles you, upon exercise, to an amount (the “Stock Appreciation”) equal to (i) the excess of (A) the Fair Market Value on the exercise date of one Share over (B) the exercise price per Share, times (ii) the number of Shares as to which you are exercising the SAR.  The future value of the underlying IMS HEALTH Shares is unknown and cannot be predicted with certainty.  If the underlying IMS HEALTH Shares do not increase in value, you will realize no value from your SARs.

Your SARs are subject to and governed by the terms of the Plan. The provisions of the Plan are incorporated into this Notice of Grant and Agreement and Consent (“Agreement”) by reference.  All capitalized terms used in this Agreement but not defined shall have the meanings set forth in the Plan.  In the event the Plan and this Agreement are not consistent, the terms of the Agreement shall govern, including without limitation that the provisions related to Termination of Employment as set out below shall prevail over any inconsistent terms contained in the Plan.  The SARs are intended to be Non-409A Awards.

Your participation in the Plan and your execution of this Agreement is voluntary.  The value of IMS HEALTH stock appreciation rights generally and your SARs specifically are an extraordinary item of compensation outside the scope of any employment contract you may have.  As such, neither IMS Health stock appreciation rights generally nor your SARs specifically are part of normal or expected compensation for purposes of calculating any termination, severance, resignation, redundancy, end of service payments, bonuses, long service awards, pension or retirement benefits, or similar payments.

Your SARs and the terms thereof are subject to adjustment as provided under Section 10(a) of the Plan.

Stated Expiration Date, Vesting and Termination of Employment

Your SARs will expire on the seventh anniversary of the Grant Date (the “Stated Expiration Date”), subject to earlier forfeiture or expiration as specified in clause (a), (b), or (c) below.

Your SARs will vest in four equal annual installments on each of the first four anniversaries of the Grant Date if your employment with the Company or a Subsidiary continues through the applicable vesting date, subject to earlier vesting in the following cases:

(a)           If you have a Termination of Employment (as defined below) due to death or Disability (as defined in the Plan), the unexercised portion of the SARs shall immediately vest in full (i.e., become non-forfeitable) and (ii) your outstanding SARs may thereafter be exercised only during the shorter of (1) the remaining period until the Stated Expiration Date or (2) five years after the date of Termination due to death or Disability.

(b)           If you have a Termination of Employment by reason of Retirement, the unexercised portion of the SARs may be exercised only during the shorter of (1) the remaining period until the Stated Expiration Date or (2) five years after the date of Retirement (the “Post-Retirement Exercise Period”), provided that your SARs shall be exercisable during such Post-Retirement Exercise Period only to the extent the SARs were exercisable at the time of such Retirement.  The foregoing notwithstanding, (i) the Committee may, in its sole discretion, accelerate the vesting of the unvested portion of the SARs upon your Retirement, in which case those previously unvested SARs shall not be forfeited as provided herein but thereafter shall become exercisable to the extent and at such times as such SARs would have become both vested and exercisable during the Post-Retirement Exercise Period had your employment not Terminated, unless the Committee specifies otherwise; and (ii), in the event of your death within a period of five years after such Retirement, your unexercised SARs (to the extent not previously forfeited) may thereafter be exercised during the shorter of the remaining Post-Retirement Exercise Period or one year after the date of your death.

(c)           If you have a Termination of Employment for any reason other than death, Disability or Retirement, the unexercised portion of the SARs may be exercised only during the period ending 90 days after the date of such Termination of Employment, but only to the extent such SARs were vested and exercisable at the time of such Termination of Employment, and in no event may such SARs be exercised after the Stated Expiration Date.  The foregoing notwithstanding, the Committee retains discretion to accelerate the vesting of unvested SARs or specify post-termination exercise periods longer than 90 days, but not extending past the Stated Expiration Date.

For purposes of this Agreement, a “Termination of Employment” means your termination of employment such that you are no longer in service to the Company or any of its Subsidiaries, including such a termination for any reason, and whether occasioned by you, by the Company or a Subsidiary with or without cause or by mutual agreement.  Any portion of the SARs not vested at or before Termination of Employment (or subject to non-forfeiture in the case of Retirement pursuant to clause (b) above) will be forfeited.

Exercise of SARs

You may exercise your SARs at such time as they have become vested only in accordance with the Plan and any procedures that the Committee may approve from time to time.

The date on which a notice of exercise is received by the Company shall be the exercise date.  Payment shall be made to you upon exercise by delivery of a number of Shares equal to the Stock Appreciation divided by the Fair Market Value of one Share at the exercise date (subject to any applicable tax withholding, as specified below).  SARs may be exercised from time to time upon actual receipt by the Company of written notice of exercise stating the number of vested SARs being exercised.  Notwithstanding the foregoing, the Company may in its sole discretion establish alternative means to exercise SARs, including electronic forms using electronic signatures and interactive voice response systems using PIN numbers, in a manner directed by the Company, and your SARs shall be deemed to be exercised upon fulfillment of such alternative means.  You may only exercise the SAR as to a given underlying Share one time.   Unless otherwise determined by the Company, no fractional Shares will be issued in payment upon exercise of SARs and the number of Shares to be delivered will be rounded downward to the nearest whole Share.  Upon exercise, you shall be paid, in cash, an amount equal to the value of any fractional Share that would have otherwise been payable at the time of exercise (after giving effect to any Share withholding for mandatory taxes), unless the Company arranges to deliver Shares to an account to which fractional Shares may be credited without requiring the Company to in fact issue a fractional Share.

If the SARs remain outstanding but unexercised at the Stated Expiration Date or any earlier applicable date on which the SARs would terminate, and if the Stock Appreciation at that date would be a positive amount, the SARs, to the extent then exercisable, shall be automatically exercised.

Other Provisions Relating to Termination or Employment

You acknowledge and agree that you will have no claim or entitlement (1) to compensation or damages in consequence of the Termination of Employment with IMS Health or any of its Subsidiaries for any reason whatsoever and whether or not in breach of contract, insofar as such claim or entitlement arises or may arise from your ceasing to have any rights under the Plan or this Agreement, (2) to exercise your SARs as a result of such Termination of Employment except as expressly provided in this Agreement, or (3) from the loss or diminution in value of your SARs; and, upon the grant of your SARs and in partial consideration for your participation in the Plan and this Agreement, you shall be deemed irrevocably to have waived any such claim or entitlement.

Your sales of Shares acquired upon exercise of your SARs will be subject to applicable restrictions under the Company’s policies regulating insider trading by employees.

Nontransferability of Your SARs

Except as may be provided otherwise under the Plan, you cannot transfer, give, assign, sell, encumber, or in any way transfer or alienate your SARs to anyone except after your death by your will or by applicable inheritance laws, and during your lifetime your SARs shall be exercisable only by you or your legal representative.

Tax Withholding

It shall be a condition to the obligation of the Company to issue and deliver Shares upon exercise of the SARs that you (or any Beneficiary) pay to the Company (or a subsidiary or affiliate), upon its demand, such amount as may be requested by the Company for the purpose of satisfying the minimum statutory withholding liabilities for federal, state, or local income and other taxes.  Unless otherwise determined by the Committee, the Company shall withhold from the Shares to be delivered upon exercise of the SARs that number of Shares having a fair market value equal to the amount of such withholding tax liability (or as nearly equal as possible without exceeding the amount of such tax liability).  For this purpose, the fair market value of the withheld Shares shall be the average high/low sales prices in composite trading of New York Stock Exchange-listed securities on the day on which the Shares are withheld.

Forfeiture of Unexercised Portion of Your SARs and Certain Gain

The greatest assets of IMS HEALTH and its affiliates (each, an “IMS HEALTH Company”) are its employees, technology and customers.  In recognition of the increased risk of unfairly losing any of these assets to its competitors, IMS HEALTH has adopted the following policy:

If you directly or indirectly engage in any of the “Detrimental Activities” defined below:

(c)           any unexercised portion of your SARs shall automatically expire (regardless of vesting) on the later of the date of your Termination of Employment or the date IMS HEALTH becomes aware of your Detrimental Activity; and

(d)           you shall forfeit to the Company the Shares acquired upon any exercise of your SARs by you during the one year prior to, or at any time after, the date of the earliest actual occurrence of your Detrimental Activity (the “Forfeiture Period”).  Such Shares shall be forfeited by you and payable to the Company at the later of (i) the date of your Termination of Employment or (ii) the date of your Detrimental Activity.  If you have disposed of the Shares during the Forfeiture Period, your obligation to repay Shares upon such forfeiture will continue (payment of cash or other property is not permitted), so that you will be required to acquire replacement Shares and deliver them to the Company in settlement of your forfeiture obligation without regard to any subsequent market price increase or decrease from the date of exercise.  If you fail to promptly deliver forfeited Shares and if, apart from this Agreement, the Company is obligated to pay any cash amount to you, the Company, as a setoff, may use such cash to purchase Shares in the open market on your behalf, which Shares will be retained by the Company in settlement of your forfeiture obligation hereunder.

Detrimental Activities are defined as:

•      using or disclosing any information that has been treated by an IMS HEALTH Company as confidential or proprietary and is of competitive advantage to such IMS HEALTH Company, unless you are using or disclosing it in the course of your job with such IMS HEALTH Company;

•      during the period beginning the Grant Date and ending twelve months after you leave your employment with any IMS HEALTH Company (the “Prohibited Period”), soliciting, inducing, enticing or procuring for anyone other than an IMS HEALTH Company the trade or business of any entity that was a customer (including “near-permanent” customers), prospective customer or data supplier of an IMS HEALTH Company, in order to sell to such customer or prospective customer, or obtain from such data supplier, the same, similar or related services IMS HEALTH offers to its customers, or such data supplier provided to IMS HEALTH, during the period that you worked for any IMS HEALTH Company;

•      during the Prohibited Period, soliciting, inducing, enticing or procuring any employee of any IMS HEALTH Company to leave his or her employment; or employing or otherwise using the services of any person who is or was an IMS HEALTH Company employee during the last twelve months that you worked for an IMS HEALTH Company; or

•      during the Prohibited Period, directly or indirectly (including without limitation as an officer, director, employee, advisor, agent, consultant or investor, other than by the ownership of a passive investment interest of not more than 1% in a company with publicly traded equity securities), (i) seeking or accepting any employment or other work with or providing assistance to any person or entity that offers Competitive Services (as defined below) to any person or entity that was a customer or potential customer of any IMS HEALTH Company at any time during the last two years of your employment with any IMS HEALTH Company, or (ii) otherwise providing Competitive Services.

For purposes hereof, “Competitive Services” means engaging in the following activities anywhere in the world in relation to the pharmaceutical and healthcare industries (it being understood that the global market in which any of the businesses of IMS is conducted and to which their goodwill extends is not limited to any particular region in the world and that given the informational nature of such businesses, they may be engaged effectively from any location in the world):

•      providing information services for the management of sales forces engaged in the sale of prescription or over-the-counter drugs, medical devices, or medical or surgical products;

•      providing information services for the measurement of sales force performance or product performance for prescription or over-the-counter drugs, medical devices, or medical or surgical products;

•      creating or providing physician profiles for purposes of assisting others in the targeting of promotion or sales activities in relation to prescription or over-the-counter drugs, medical devices, or medical or surgical products;

•      creating or providing micromarketing programs based on prescribing behavior or attitudes of physicians or other prescribers in relation to prescription or over-the-counter drugs, medical devices, or medical or surgical products;

•      creating or providing market research reports or audits relating to the use, sale, marketing/promotion, distribution or warehousing of any prescription or over-the-counter drugs, medical devices, or medical or surgical products;

•      using or developing technology, methodologies or processes which have functionality or produce results similar to the technology, methodologies or processes employed or offered by IMS HEALTH to process pharmaceutical or healthcare information, including but not limited to internal processing technology, decision support tools, data warehousing applications and data mining applications;

•      creating or providing reference files, classification schemes, master files or other methods of categorizing, classifying, organizing or identifying products, procedures, medical facilities, pharmacies, warehouses, distributors, prescribers, pharmacists or other entities, activities or persons associated with the use, sale, marketing/promotion, distribution or warehousing of any prescription or over-the-counter drugs, medical devices, or medical or surgical products; or

•      providing market research consulting, sales management consulting, information technology consulting or market event management consulting, or any other consulting services in connection with any of the foregoing activities or otherwise relating to the use, sale, marketing/promotion, distribution or warehousing of any prescription or over-the-counter drugs, medical devices, or medical or surgical products.

By accepting your SARs, you consent to a deduction from any amounts the Company or your employer owes you from time to time equal to the forfeiture amount, to the extent such deduction is permitted by applicable law.  Any such deduction from an amount that constitutes a deferral of compensation under Code Section 409A may only take place at the time the amount would otherwise be payable to you.

Governing Law

THE PLAN AND THIS AGREEMENT SHALL BE GOVERENED BY THE LAWS OF THE STATE OF NEW YORK AND ANY APPLICABLE FEDERAL LAWS.  INTERPRETATION OF THE PLAN AND THIS AGREEMENT SHALL BE GOVERENED BY THE LAWS OF THE STATE OF NEW YORK AND ANY APPLICABLE FEDERAL LAWS.

ANY LEGAL PROCEEDING ARISING OUT OF THIS PLAN OR THIS AGREEMENT SHALL BE BROUGHT EXCLUSIVELY IN THE FEDERAL OR STATE COURTS LOCATED IN THE STATE OF NEW YORK.  YOU AGREE TO SUBMIT TO PERSONAL JURISDICTION AND TO VENUE IN THOSE COURTS.  YOU FURTHER AGREE TO WAIVE ALL LEGAL CHALLENGES AND DEFENSES TO THE APPROPRIATENESS OF NEW YORK AS THE SITE OF ANY SUCH LEGAL PROCEEDING AND TO THE APPLICATION OF THE LAWS OF THE STATE OF NEW YORK AND ANY APPLICABLE FEDERAL LAWS.

Intended Accounting Treatment; Reform of Contract

The Company intends that your SARs shall qualify for fixed accounting under FAS 123R, with the compensation measurement date for accounting purposes to occur at the Grant Date, unless the Committee specifically determines otherwise.  Therefore, other provisions of this Agreement notwithstanding, in order to preserve this fundamental objective of your SARs, if any provision of this Agreement or otherwise applicable to your SARs would result in “variable” accounting or a measurement date other than the Grant Date, if the Committee was not specifically aware of such accounting consequence at the time such provision became effective, such provision shall be modified and reformed to the extent necessary to preserve the accounting treatment of your SARs intended by the Committee.

Acknowledgements and Acceptance

You voluntarily acknowledge and consent to the collection, use, processing and transfer of personal data as described in this paragraph.  You are not obliged to consent to such collection, use, processing and transfer of personal data.  However, failure to provide the consent may affect your ability to participate in the Plan.  IMS HEALTH, its Subsidiaries and your employer hold certain personal information about you, including your name, home address and telephone number, date of birth, social insurance number or other employee identification number, salary, nationality, job title, any Shares of stock or directorships held in IMS HEALTH, details of your SARs, all IMS Health stock options or any other rights or entitlements to Shares of stock in your favor, for the purpose of managing and administering the Plan (“Data”).  IMS HEALTH and/or its Subsidiaries will transfer Data amongst themselves as necessary for the purpose of implementation, administration and management of your participation in the Plan, and IMS HEALTH and/or any of its Subsidiaries may each further transfer Data to any third parties assisting IMS HEALTH in the implementation, administration and management of the Plan.  These recipients may be located in the European Economic Area, or elsewhere throughout the world, such as the United States.  You authorize them to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data as may be required for the administration of the Plan and/or the subsequent holding of Shares on your behalf to a broker or other third party with whom you may elect to deposit any Shares acquired pursuant to the Plan.  You may, at any time, review Data, require any necessary amendments to it or withdraw the consents herein in writing by contacting IMS HEALTH; however, withdrawing your consent may affect your ability to participate in the Plan.  You acknowledge and agree that your consent shall apply to any and all awards of stock appreciation rights made to you under the Plan or this Agreement, whether now or in the future.

You do not need to do anything if you want to accept your SAR(s) on the terms set out in this Agreement.  It would however help us if you would sign this Agreement in the space indicated below and return a copy to us by mail to:

Equity Programs

IMS Health

960A Harvest Drive

Blue Bell, Pennsylvania 19422

U.S.A.

If you do not want to accept your SAR(s) on the terms set out in this Agreement, the Plan and all related documents, please notify us of your rejection of the SAR(s) by writing to the Company at the above address, no later than                   .  Your SAR(s) will then be cancelled.  If you do not write to us telling us that you do not want your SAR(s) by                    you will be deemed to have accepted your SAR(s) and to agree to the terms set out in this Agreement.

Copies of the Plan and such related documents are being provided to you as part of this Agreement.

IMS HEALTH INCORPORATED

David R. Carlucci

Chairman and Chief Executive Officer